SECURITIES AND EXCHANGE COMMISSION

   WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   July 22, 2004

AT&T CORP.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-1105                                     13-4924710

        (Commission File Number)     (IRS Employer Identification No.)

One AT&T Way,  Bedminster,  New Jersey  07921

(Address of Principal Executive Offices)

        Registrant’s telephone number, including area code: (908) 221-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)        EXHIBITS

                 Exhibit 99 – Press release dated July 22, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004, AT&T Corp. issued a press release announcing second quarter earnings. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AT&T Corp. BY: /s/ Robert S. Feit —————————————— Robert S. Feit Vice President - Law and Secretary

July 23, 2004